                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-4132

                        RIVERSOURCE SELECTED SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 3/31

Date of reporting period: 3/31

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
PRECIOUS METALS AND MINING FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
MARCH 31, 2010
(Prospectus also enclosed)

RIVERSOURCE PRECIOUS METALS AND MINING FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF
CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   18

Statement of Operations............   19

Statements of Changes in Net
  Assets...........................   20

Financial Highlights...............   21

Notes to Financial Statements......   26

Report of Independent Registered
  Public Accounting Firm...........   42

Federal Income Tax Information.....   44

Board Members and Officers.........   45

Proxy Voting.......................   51




--------------------------------------------------------------------------------
2  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Precious Metals and Mining Fund (the Fund) Class A shares increased 37.95% (excluding sales charge) for the fiscal year ended March 31, 2010.

> The Fund outperformed its benchmark, the Philadelphia Stock Exchange Gold &
  Silver Index, which increased 23.62% for the annual period.

> The Fund underperformed its peer group, as represented by the Lipper Precious
  Metals Funds Index (formerly the Lipper Gold Funds Index), which increased 43.91% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2010)
--------------------------------------------------------------------------------


                                 1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------
RiverSource Precious Metals
  and Mining Fund Class A
  (excluding sales charge)      +37.95%   +8.86%  +18.19%   +18.07%
-------------------------------------------------------------------
Philadelphia Stock Exchange
  Gold & Silver Index
  (unmanaged)                   +23.62%   +7.32%  +13.12%   +12.78%
-------------------------------------------------------------------
Lipper Precious Metals Funds
  Index                         +43.91%   +9.78%  +20.28%   +20.93%
-------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 800.221.2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MARCH 31, 2010
                                                                  SINCE
Without sales charge       1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  4/22/85)                +37.95%   +8.86%  +18.19%   +18.07%       N/A
-------------------------------------------------------------------------
Class B (inception
  3/20/95)                +36.73%   +8.01%  +17.26%   +17.16%       N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                +36.93%   +8.03%  +17.29%      N/A     +18.33%
-------------------------------------------------------------------------
Class I (inception
  7/15/04)                +38.47%   +9.35%  +18.70%      N/A     +16.37%
-------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                +38.04%   +9.19%  +18.50%   +18.34%       N/A
-------------------------------------------------------------------------

With sales charge
Class A (inception
  4/22/85)                +30.01%   +6.73%  +16.80%   +17.37%       N/A
-------------------------------------------------------------------------
Class B (inception
  3/20/95)                +31.73%   +7.28%  +17.05%   +17.16%       N/A
-------------------------------------------------------------------------
Class C (inception
  6/26/00)                +35.93%   +8.03%  +17.29%      N/A     +18.33%
-------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to qualifying institutional investors only.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
4  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------

LOGO

         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
           X              MEDIUM   SIZE
           X              SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


The RiverSource Precious Metals and Mining Fund is a narrowly-focused sector fund and it may exhibit higher volatility than funds with broader investment objectives. See the Fund's prospectus for specific risks associated with the Fund.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.

Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

On May 1, 2010, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, the Fund's investment manager, announced the closing of its acquisition of the long-term asset management business of Columbia Management Group, LLC and certain of its affiliated companies from Bank of America. In connection with the closing, the investment manager, which is now known as Columbia Management Investment Advisers, LLC, has determined that the Fund's portfolio manager primarily responsible for overseeing the Fund's investments, effective upon closing, will be Michael E. Hoover.

Dear Shareholder,

RiverSource Precious Metals and Mining Fund (the Fund) Class A shares gained 37.95% (excluding sales charge) for the 12 months ended March 31, 2010. The Fund outperformed its benchmark, the Philadelphia Stock Exchange Gold & Silver Index (Philadelphia Index), which advanced 23.62% for the same time period. The Fund underperformed its peer group, as represented by the Lipper Precious Metals Funds Index (formerly the Lipper Gold Funds Index), which advanced 43.91% during that time frame

SIGNIFICANT PERFORMANCE FACTORS
The beginning of the Fund's fiscal year in April 2009 generally coincided with a turning point for most securities markets including global equities, real estate securities and commodities. Since then, we have seen a very strong rebound across multiple markets, including commodities and other hard assets.

The Fund outperformed its benchmark, the Philadelphia Index, due to a greater emphasis on small-cap gold companies, which are not represented

SECTOR BREAKDOWN(1)  (at March 31, 2010)
---------------------------------------------------------------------

Gold mining                                80.7%
------------------------------------------------
Platinum mining                             3.3%
------------------------------------------------
Other metals & mining                       9.4%
------------------------------------------------
Silver mining                               6.5%
------------------------------------------------
Other(2)                                    0.1%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
6  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


in the benchmark. At the start of the fiscal year, the portfolio included 30 stocks, a smaller number than we have typically held. During the difficult market of 2008 and early 2009, we had pared back the Fund's holdings in an effort to mitigate the risk of underperforming the benchmark. We believe, however, that this more conservative approach is why the Fund underperformed its peer group. As the market environment improved and financial risk appeared to lessen, we broadened the portfolio's holdings, adding a number of small-cap gold companies that we had avoided during the global credit difficulties. These stocks performed very well in the rebound and holding them enabled the Fund to outperform its benchmark.


TOP TEN HOLDINGS(1) (at March 31, 2010)
---------------------------------------------------------------------

Freeport-McMoRan Copper & Gold, Inc.
  (United States)                           9.0%
------------------------------------------------
Goldcorp, Inc. (Canada)                     6.8%
------------------------------------------------
Kinross Gold Corp. (Canada)                 5.5%
------------------------------------------------
Gold Fields Ltd., ADR (South Africa)        4.8%
------------------------------------------------
AngloGold Ashanti Ltd., ADR (South Africa)  4.3%
------------------------------------------------
Yamana Gold, Inc. (Canada)                  4.2%
------------------------------------------------
Randgold Resources Ltd., ADR (South
  Africa)                                   4.1%
------------------------------------------------
Compania de Minas Buenaventura SA, ADR
  (Peru)                                    4.1%
------------------------------------------------
Eldorado Gold Corp. (Canada)                4.0%
------------------------------------------------
Agnico-Eagle Mines Ltd. (Canada)            3.5%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

TOP FIVE COUNTRIES(1) (at March 31, 2010)
---------------------------------------------------------------------

Canada                                     58.2%
------------------------------------------------
United States                              19.7%
------------------------------------------------
South Africa                               15.3%
------------------------------------------------
Peru                                        4.1%
------------------------------------------------
United Kingdom                              1.1%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).


--------------------------------------------------------------------------------
            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

Individual contributors to relative performance included ALLIED NEVADA GOLD, CENTAMIN EGYPT, EASTERN PLATINUM, DETOUR GOLD, FIRST QUANTUM MINERALS, IAMGOLD, NEW GOLD, RED BACK MINING and SILVER WHEATON. The portfolio also had a position in a steel company, STEEL DYNAMICS, which was a notable contributor.

The only significant disappointment was a large weighting in FREEPORT-MCMORAN COPPER & GOLD. While the portfolio was underweight in this stock relative to the benchmark, it still had a large position. People had viewed the company as an opportunity to tap into China's growth, but concerns about the company cutting its copper production led investors to take profits, reducing their positions. Consequently, the stock lagged other small- and mid-cap companies that had considerably stronger performance.

During the robust recovery, we kept the portfolio's cash position as low as we thought prudent, so as to participate as fully as possible in the rebound.

CHANGES TO THE FUND'S PORTFOLIO
Though we increased the portfolio's exposure to small-cap gold companies during the fiscal year, we decreased the portfolio's overall gold weighting. We added several platinum holdings because demand for platinum has typically increased in expanding economies, which, we believe, should drive strong relative performance for platinum stocks. We also slightly increased holdings of silver companies. We maintained the Fund's exposure to diversified mining stocks and agriculture companies, which we initially held because we thought they would better weather the economic storm.

One of the biggest changes during the fiscal year was a substantial decrease in the portfolio turnover rate. The rate was unusually high in the last fiscal year as we restructured the portfolio to reduce risk in the midst of abnormal market volatility. This year, we made a conscious decision to hold stocks longer, hoping to capitalize on their upward movement.

It appears likely that the price of gold will remain in a trading range for at least the next several months until there's some clarity on the inflation outlook. Governments have added a great deal of liquidity to the money supply and now that it appears a recovery has begun, many are looking to

--------------------------------------------------------------------------------
8  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


reduce the level of monetary and fiscal stimulus. There will probably be much scrutiny of inflation data and we could see gold prices go higher in the second half of 2010 if inflation becomes more of a concern.

Clay Hoes
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (the Investment Manager)* or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.



  The Fund outperformed its benchmark, the Philadelphia Index, due to a greater emphasis on small-cap gold companies, which are not represented in the benchmark.






* Effective May 1, 2010, RiverSource Investments, LLC is known as Columbia Management Investment Advisers, LLC.

--------------------------------------------------------------------------------
            RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  9

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Precious Metals and Mining Fund Class A shares (from 4/1/00 to 3/31/10) as compared to the performance of the Philadelphia Stock Exchange Gold & Silver Index and the Lipper Precious Metals Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at March 31, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE PRECIOUS METALS AND MINING FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $13,001   $12,158   $21,738    $49,621
------------------------------------------------------------------------------------------
     Average annual total return                    +30.01%    +6.73%   +16.80%    +17.37%
------------------------------------------------------------------------------------------
PHILADELPHIA STOCK EXCHANGE GOLD & SILVER INDEX(1)
     Cumulative value of $10,000                    $12,362   $12,361   $18,522    $33,300
------------------------------------------------------------------------------------------
     Average annual total return                    +23.62%    +7.32%   +13.12%    +12.78%
------------------------------------------------------------------------------------------
LIPPER PRECIOUS METALS FUNDS INDEX(2)
     Cumulative value of $10,000                    $14,391   $13,230   $25,175    $66,898
------------------------------------------------------------------------------------------
     Average annual total return                    +43.91%    +9.78%   +20.28%    +20.93%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
10  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PRECIOUS METALS AND MINING FUND

                     RIVERSOURCE PRECIOUS
                          METALS AND
                          MINING FUND        PHILADELPHIA STOCK
                            CLASS A             EXCHANGE GOLD
                        (INCLUDES SALES           & SILVER         LIPPER PRECIOUS
                             CHARGE)              INDEX(1)         METALS INDEX(2)
                     --------------------    ------------------    ---------------
4/1/00                      $9,425                 $10,000             $10,000
6/00                         9,177                  10,275              10,122
9/00                         8,663                   8,936               9,360
12/00                        9,672                   9,246               9,727
3/01                         8,739                   8,613               9,190
6/01                        10,643                   9,662              11,109
9/01                        10,262                  10,533              11,479
12/01                       10,243                   9,951              11,792
3/02                        13,803                  13,016              15,849
6/02                        15,611                  13,160              17,478
9/02                        14,317                  12,952              16,963
12/02                       16,465                  14,281              18,954
3/03                        14,362                  12,540              16,651
6/03                        16,564                  14,770              19,052
9/03                        20,690                  17,188              23,811
12/03                       26,280                  20,560              29,257
3/04                        26,877                  19,896              28,653
6/04                        20,832                  16,392              23,636
9/04                        23,024                  19,426              27,024
12/04                       22,499                  18,979              27,454
3/05                        21,516                  17,981              26,569
6/05                        20,845                  17,884              26,413
9/05                        25,183                  21,799              32,046
12/05                       28,250                  24,781              36,631
3/06                        35,296                  27,477              44,685
6/06                        35,345                  27,941              45,488
9/06                        33,214                  25,080              42,794
12/06                       38,256                  27,896              49,426
3/07                        38,474                  26,939              50,561
6/07                        40,879                  26,791              51,054
9/07                        44,979                  33,325              59,774
12/07                       44,133                  34,288              61,532
3/08                        44,773                  35,022              64,989
6/08                        48,494                  38,783              66,658
9/08                        32,515                  26,124              45,476
12/08                       33,068                  24,771              41,479
3/09                        35,971                  26,936              46,486
6/09                        38,237                  27,887              50,516
9/09                        46,393                  33,227              61,256
12/09                       49,701                  33,845              66,328
3/10                        49,621                  33,300              66,898



(1) The Philadelphia Stock Exchange Gold & Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Precious Metals Funds Index (formerly known as Lipper Gold Funds Index) includes the 10 largest precious metals funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 OCT. 1, 2009  MARCH 31, 2010  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,069.50        $ 6.91         1.34%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.25        $ 6.74         1.34%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,065.50        $10.81         2.10%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.46        $10.55         2.10%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,066.20        $10.82         2.10%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.46        $10.55         2.10%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,071.50        $ 4.60          .89%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.49        $ 4.48          .89%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,070.00        $ 6.14         1.19%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.00        $ 5.99         1.19%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended March 31, 2010: +6.95% for Class A, +6.55% for Class B, +6.62% for Class C, +7.15% for Class I and +7.00% for Class R4.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

MARCH 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (100.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (1.0%)
Centamin Egypt Ltd.                                     375,165(b)           $790,599
Equinox Minerals Ltd.                                   204,478(b)            771,197
                                                                      ---------------
Total                                                                       1,561,796
-------------------------------------------------------------------------------------

CANADA (58.2%)
Agnico-Eagle Mines Ltd.                                  94,848             5,280,188
Agrium, Inc.                                             25,726             1,817,027
Alamos Gold, Inc.                                       182,757(b)          2,442,159
Barrick Gold Corp.                                      136,617             5,237,896
Clifton Star Resources, Inc.                            116,120(b)            675,794
Detour Gold Corp.                                       196,606(b)          3,672,689
Eastern Platinum Ltd.                                 1,243,724(b,d)        1,812,616
Eldorado Gold Corp.                                     499,440(b)          6,064,102
Endeavour Silver Corp.                                  300,462(b)            955,679
European Goldfields Ltd.                                226,026(b)          1,555,807
First Quantum Minerals Ltd.                              27,879(d)          2,294,287
Gammon Gold, Inc.                                       274,864(b)          1,967,761
Goldcorp, Inc.                                          276,681            10,298,066
Greystar Resources Ltd.                                 215,876(b)          1,392,406
IAMGOLD Corp.                                           203,612             2,706,807
Ivanhoe Mines Ltd.                                       99,432(b)          1,731,111
Kinross Gold Corp.                                      487,018             8,323,137
New Gold, Inc.                                          934,491(b)          4,074,381
Northgate Minerals Corp.                                246,315(b)            739,794
PAN American Silver Corp.                                95,192             2,203,695
Potash Corp of Saskatchewan, Inc.                        14,045             1,676,271
Red Back Mining, Inc.                                   239,627(b)          4,896,367
SEMAFO, Inc.                                            279,009(b)          1,555,087
Silver Standard Resources, Inc.                          96,652(b,d)        1,719,439
Silver Wheaton Corp.                                    321,451(b)          5,048,886
Teck Resources Ltd., Class B                             40,187(b)          1,751,132
Yamana Gold, Inc.                                       645,336             6,356,559
                                                                      ---------------
Total                                                                      88,249,143
-------------------------------------------------------------------------------------

CHILE (0.6%)
Sociedad Quimica y Minera de Chile SA, ADR               24,633               921,028
-------------------------------------------------------------------------------------

PERU (4.1%)
Compania de Minas Buenaventura SA, ADR                  198,841             6,158,106
-------------------------------------------------------------------------------------

SOUTH AFRICA (15.3%)
AngloGold Ashanti Ltd., ADR                             172,719             6,554,686
Aquarius Platinum Ltd.                                  244,664             1,599,092
Gold Fields Ltd., ADR                                   572,614             7,226,389
Impala Platinum Holdings Ltd.                            56,089             1,648,136
Randgold Resources Ltd., ADR                             81,156(d)          6,235,215
                                                                      ---------------
Total                                                                      23,263,518
-------------------------------------------------------------------------------------

UNITED KINGDOM (1.1%)
Lonmin PLC                                               55,126(b)          1,704,861
-------------------------------------------------------------------------------------

UNITED STATES (19.7%)
Allied Nevada Gold Corp.                                146,736(b)          2,427,538
Alpha Natural Resources, Inc.                            20,284(b,d)        1,011,969
Cliffs Natural Resources, Inc.                           14,942             1,060,135
Freeport-McMoRan Copper & Gold, Inc.                    163,357(d)         13,646,844
Jaguar Mining, Inc.                                     145,171(b,d)        1,336,631
Massey Energy Co.                                        32,405             1,694,457
Newmont Mining Corp.                                     85,752             4,367,349


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
UNITED STATES (CONT.)
Peabody Energy Corp.                                     18,770              $857,789
The Mosaic Co.                                           56,512             3,434,234
                                                                      ---------------
Total                                                                      29,836,946
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $109,220,101)                                                     $151,695,398
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                 111,689(e)           $111,689
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $111,689)                                                             $111,689
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL
RECEIVED FOR SECURITIES ON
LOAN (10.3%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     15,610,979           $15,610,979
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $15,610,979)                                                       $15,610,979
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $124,942,769)(f)                                                  $167,418,066
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  --   American Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At March 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at March 31, 2010.

(f) At March 31, 2010, the cost of securities for federal income tax purposes was $136,518,728 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $31,345,518
     Unrealized depreciation                            (446,180)
     -----------------------------------------------------------
     Net unrealized appreciation                     $30,899,338
     -----------------------------------------------------------




--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
16  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of March 31, 2010:

                                                FAIR VALUE AT MARCH 31, 2010
                              ---------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)              $151,695,398          $--             $--        $151,695,398
---------------------------------------------------------------------------------------------
Total Equity Securities          151,695,398           --              --         151,695,398
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                          111,689           --              --             111,689
  Investments of Cash
    Collateral Received
    for Securities on
    Loan(c)                       15,610,979           --              --          15,610,979
---------------------------------------------------------------------------------------------
Total Other                       15,722,668           --              --          15,722,668
---------------------------------------------------------------------------------------------
Total                           $167,418,066          $--             $--        $167,418,066
---------------------------------------------------------------------------------------------


(a)  Country classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at March 31, 2010.
(c) Asset categories for Investment of Cash Collateral are identified in the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.221.2450.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  17

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MARCH 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $109,220,101)             $151,695,398
  Affiliated money market fund (identified cost $111,689)               111,689
  Investments of cash collateral received for securities on loan
    (identified cost $15,610,979)                                    15,610,979
-------------------------------------------------------------------------------
Total investments in securities (identified cost $124,942,769)      167,418,066
Cash                                                                     18,263
Foreign currency holdings (identified cost $4,840)                        4,931
Capital shares receivable                                               164,896
Dividends and accrued interest receivable                                12,047
-------------------------------------------------------------------------------
Total assets                                                        167,618,203
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  171,174
Payable upon return of securities loaned                             15,610,979
Accrued investment management services fees                               3,297
Accrued distribution fees                                                63,451
Accrued transfer agency fees                                                866
Accrued administrative services fees                                        247
Accrued plan administration services fees                                    75
Other accrued expenses                                                   76,520
-------------------------------------------------------------------------------
Total liabilities                                                    15,926,609
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $151,691,594
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    125,706
Additional paid-in capital                                          132,467,755
Excess of distributions over net investment income                   (5,698,521)
Accumulated net realized gain (loss)                                (17,678,734)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         42,475,388
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $151,691,594
-------------------------------------------------------------------------------
*Value of securities on loan                                       $ 14,996,264
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $133,459,266           10,925,790                      $12.22(1)
Class B          $ 13,809,631            1,240,361                      $11.13
Class C          $  4,233,101              389,141                      $10.88
Class I          $     12,268                  989                      $12.40
Class R4         $    177,328               14,319                      $12.38
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $12.97. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
18  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MARCH 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                          $ 1,307,364
Interest                                                                61,336
Income distributions from affiliated money market fund                   3,532
Income from securities lending -- net                                   62,013
  Less foreign taxes withheld                                          (60,612)
------------------------------------------------------------------------------
Total income                                                         1,373,633
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  1,112,166
Distribution fees
  Class A                                                              303,284
  Class B                                                              137,925
  Class C                                                               31,060
Transfer agency fees
  Class A                                                              257,158
  Class B                                                               31,259
  Class C                                                                6,747
  Class R4                                                                  73
Administrative services fees                                            83,021
Plan administration services fees -- Class R4                              364
Compensation of board members                                            4,196
Printing and postage                                                    48,230
Registration fees                                                       61,665
Professional fees                                                       28,167
Other                                                                    2,417
------------------------------------------------------------------------------
Total expenses                                                       2,107,732
------------------------------------------------------------------------------
Investment income (loss) -- net                                       (734,099)
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                             20,140,381
  Foreign currency transactions                                         (1,485)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             20,138,896
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                        21,626,556
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies               41,765,452
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $41,031,353
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MARCH 31,                                                       2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   (734,099) $   (305,680)
Net realized gain (loss) on investments                              20,138,896   (33,846,149)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 21,626,556     6,355,314
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      41,031,353   (27,796,515)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (2,729,572)     (603,039)
    Class B                                                            (201,942)           --
    Class C                                                             (63,307)       (4,887)
    Class I                                                                (287)         (107)
    Class R4                                                             (4,832)       (1,984)
  Net realized gain
    Class A                                                                  --    (3,658,156)
    Class B                                                                  --      (564,325)
    Class C                                                                  --      (105,960)
    Class I                                                                  --          (379)
    Class R4                                                                 --        (6,884)
---------------------------------------------------------------------------------------------
Total distributions                                                  (2,999,940)   (4,945,721)
---------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                     40,671,647    31,449,647
  Class B shares                                                      2,963,447     4,619,653
  Class C shares                                                      2,278,316     1,343,939
  Class R4 shares                                                       178,202        88,045
Reinvestment of distributions at net asset value
  Class A shares                                                      2,661,548     4,185,524
  Class B shares                                                        193,383       551,857
  Class C shares                                                         54,908        97,734
  Class R4 shares                                                         4,796         8,796
Conversions from Class B to Class A
  Class A shares                                                      2,272,439     2,577,775
  Class B shares                                                     (2,272,439)   (2,577,775)
Payments for redemptions
  Class A shares                                                    (39,595,226)  (30,408,934)
  Class B shares                                                     (3,859,395)   (5,044,341)
  Class C shares                                                     (1,158,136)     (949,992)
  Class R4 shares                                                      (115,135)     (149,718)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     4,278,355     5,792,210
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              42,309,768   (26,950,026)
Net assets at beginning of year                                     109,381,826   136,331,852
---------------------------------------------------------------------------------------------
Net assets at end of year                                          $151,691,594  $109,381,826
---------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $ (5,698,521) $   (980,306)
---------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
20  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED MARCH 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $9.04       $11.92      $14.08      $14.73       $8.98
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.05)        (.02)       (.05)       (.07)       (.04)
Net gains (losses) (both realized and
 unrealized)                                         3.47        (2.41)       1.98        1.37        5.79
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.42        (2.43)       1.93        1.30        5.75
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.24)        (.07)      (1.01)      (1.08)         --
Distributions from realized gains                      --         (.38)      (3.08)       (.87)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.24)        (.45)      (4.09)      (1.95)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.22        $9.04      $11.92      $14.08      $14.73
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       37.95%      (19.71%)     16.44%       9.00%      64.03%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.43%        1.52%       1.34%       1.40%       1.46%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.44%)       (.18%)      (.34%)      (.52%)      (.32%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $133          $94        $115         $98         $87
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               72%         340%        241%        114%        111%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  21

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED MARCH 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $8.26       $10.93      $13.21      $13.93       $8.56
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.08)       (.15)       (.17)       (.12)
Net gains (losses) (both realized and
 unrealized)                                         3.15        (2.21)       1.84        1.28        5.49
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.03        (2.29)       1.69        1.11        5.37
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)          --        (.89)       (.96)         --
Distributions from realized gains                      --         (.38)      (3.08)       (.87)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)        (.38)      (3.97)      (1.83)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.13        $8.26      $10.93      $13.21      $13.93
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       36.73%      (20.27%)     15.59%       8.13%      62.73%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      2.20%        2.27%       2.11%       2.15%       2.22%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.17%)       (.93%)     (1.11%)     (1.28%)     (1.10%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $14          $13         $19         $18         $20
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               72%         340%        241%        114%        111%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
22  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED MARCH 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $8.09       $10.75      $13.08      $13.81       $8.48
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.08)       (.14)       (.17)       (.12)
Net gains (losses) (both realized and
 unrealized)                                         3.10        (2.18)       1.81        1.27        5.45
----------------------------------------------------------------------------------------------------------
Total from investment operations                     2.98        (2.26)       1.67        1.10        5.33
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.19)        (.02)       (.92)       (.96)         --
Distributions from realized gains                      --         (.38)      (3.08)       (.87)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.19)        (.40)      (4.00)      (1.83)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.88        $8.09      $10.75      $13.08      $13.81
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       36.93%      (20.33%)     15.56%       8.14%      62.85%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      2.18%        2.29%       2.09%       2.15%       2.20%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.23%)       (.96%)     (1.06%)     (1.28%)     (1.11%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $4           $2          $2          $2          $2
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               72%         340%        241%        114%        111%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED MARCH 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $9.17       $12.08      $14.22      $14.86       $9.02
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(b)       .03         .01        (.02)        .02
Net gains (losses) (both realized and
 unrealized)                                         3.52        (2.45)       2.00        1.39        5.82
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.52        (2.42)       2.01        1.37        5.84
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.29)        (.11)      (1.07)      (1.14)         --
Distributions from realized gains                      --         (.38)      (3.08)       (.87)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.29)        (.49)      (4.15)      (2.01)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.40        $9.17      $12.08      $14.22      $14.86
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       38.47%      (19.25%)     16.93%       9.39%      64.75%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .97%        1.05%        .94%        .97%       1.00%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .02%         .31%        .06%       (.11%)       .16%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               72%         340%        241%        114%        111%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
24  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED MARCH 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $9.17       $12.09      $14.22      $14.86       $9.04
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)         .01         .00(b)     (.05)       (.01)
Net gains (losses) (both realized and
 unrealized)                                         3.52        (2.44)       2.00        1.39        5.83
----------------------------------------------------------------------------------------------------------
Total from investment operations                     3.48        (2.43)       2.00        1.34        5.82
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.27)        (.11)      (1.05)      (1.11)         --
Distributions from realized gains                      --         (.38)      (3.08)       (.87)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.27)        (.49)      (4.13)      (1.98)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.38        $9.17      $12.09      $14.22      $14.86
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       38.04%      (19.30%)     16.86%       9.18%      64.38%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.24%        1.40%       1.24%       1.24%       1.28%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.24%        1.10%       1.00%       1.23%       1.28%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.33%)        .13%       (.01%)      (.36%)      (.12%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               72%         340%        241%        114%        111%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) Rounds to zero.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Precious Metals and Mining Fund (the Fund) is a series of RiverSource Selected Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a non-diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in securities of companies in precious metals industries or in mining industries (including precious metals, non-precious metals and special minerals).

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At March 31, 2010, RiverSource Investments, LLC* (RiverSource Investments or the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


* Effective May 1, 2010, RiverSource Investments, LLC is known as Columbia Management Investment Advisers, LLC.

--------------------------------------------------------------------------------
26  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At March 31, 2010, foreign currency holdings were entirely comprised of British pounds.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
28  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and non-recurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be

--------------------------------------------------------------------------------
30  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. At March 31, 2010, and for the year then ended, the Fund had no written or purchased options.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT MARCH 31, 2010
At March 31, 2010, the Fund had no outstanding derivatives.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2010


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
-----------------------------------------------------------------
                                                   FORWARD
                                                   FOREIGN
                                                   CURRENCY
RISK EXPOSURE CATEGORY                            CONTRACTS
-----------------------------------------------------------------
Foreign exchange contracts                        $(123,700)
-----------------------------------------------------------------
Total                                             $(123,700)
-----------------------------------------------------------------




  CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
------------------------------------------------------------------
                                                    FORWARD
                                                    FOREIGN
                                                    CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS
------------------------------------------------------------------
Foreign exchange contracts                           $9,898
------------------------------------------------------------------
Total                                                $9,898
------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At March 31, 2010, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $600,000 for the year ended March 31, 2010.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.80% to 0.675% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Precious Metals Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $5,214 for the year ended March 31, 2010. The management fee for the year ended March 31, 2010 was 0.80% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.


--------------------------------------------------------------------------------
32  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended March 31, 2010 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2010, other expenses paid to this company were $874.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource, Seligman and Threadneedle funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation* (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

* Effective May 1, 2010, RiverSource Service Corporation is known as Columbia Management Investment Services Corp.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc.* (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $419,000 and $53,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

* Effective May 1, 2010, RiverSource Fund Distributors, Inc. is known as Columbia Management Investment Distributors, Inc.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $214,313 for Class A, $8,885 for Class B and $1,066 for Class C for the year ended March 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES Effective June 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until May 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds**), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.46%
Class B..............................................  2.22
Class C..............................................  2.22
Class I..............................................  1.05
Class R4.............................................  1.35


** In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own

--------------------------------------------------------------------------------
34  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

    different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $101,603,281 and $96,720,831, respectively, for the year ended March 31, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

YEAR ENDED MARCH 31,                           2010        2009*
------------------------------------------------------------------
CLASS A
Sold                                         3,637,656   3,488,595
Converted from Class B**                       216,603     205,237
Reinvested distributions                       223,097     550,003
Redeemed                                    (3,585,156) (3,450,993)
------------------------------------------------------------------
Net increase (decrease)                        492,200     792,842
------------------------------------------------------------------

CLASS B
Sold                                           300,017     540,238
Reinvested distributions                        17,741      79,290
Converted to Class A**                        (237,946)   (224,349)
Redeemed                                      (380,555)   (587,892)
------------------------------------------------------------------
Net increase (decrease)                       (300,743)   (192,713)
------------------------------------------------------------------

CLASS C
Sold                                           221,770     176,691
Reinvested distributions                         5,155      14,310
Redeemed                                      (116,704)   (132,838)
------------------------------------------------------------------
Net increase (decrease)                        110,221      58,163
------------------------------------------------------------------

CLASS R4
Sold                                            15,158      11,897
Reinvested distributions                           397       1,141
Redeemed                                        (9,221)    (15,489)
------------------------------------------------------------------
Net increase (decrease)                          6,334      (2,451)
------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At March 31, 2010, securities valued at $14,996,264 were on loan, secured by cash collateral of $15,610,979 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $62,013 earned from securities lending for the year ended March 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of RiverSource, Seligman and Threadneedle funds and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $44,788,488 and $47,111,298, respectively, for the year ended March 31, 2010. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested

--------------------------------------------------------------------------------
36  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


balance in RiverSource Short-Term Cash Fund at March 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource, Seligman and Threadneedle funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource, Seligman and Threadneedle funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended March 31, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October losses, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been increased by $984,176 and accumulated net realized loss has been increased by $1,518,923 resulting in a net reclassification adjustment to increase paid-in capital by $2,503,099.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MARCH 31,                           2010        2009
------------------------------------------------------------------
Ordinary income                             $2,999,940  $  715,039
Long-term capital gain                              --   4,230,682


At March 31, 2010, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $  3,113,437
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(14,911,599)
Unrealized appreciation (depreciation)..........  $ 30,896,295


For federal income tax purposes, the Fund had a capital loss carry-over of $14,911,599 at March 31, 2010, that if not offset by capital gains will expire in 2017. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. RISKS RELATING TO CERTAIN INVESTMENTS

GEOGRAPHIC CONCENTRATION RISK
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

NON-DIVERSIFICATION RISK
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.


--------------------------------------------------------------------------------
38  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

SECTOR RISK
The Fund invests a significant part of its total assets in securities of companies primarily engaged in exploration, mining, processing or distribution of gold and other precious metals and other related minerals. This may result in greater market fluctuations than would happen with a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

12. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

13. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its

--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then

--------------------------------------------------------------------------------
40  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PRECIOUS METALS AND MINING FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Precious Metals and Mining Fund (the Fund), of the RiverSource Selected Series, Inc., as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
42  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Precious Metals and Mining Fund of the RiverSource Selected Series, Inc. at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
May 21, 2010


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  43

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................      20.29%
    Dividends Received Deduction for corporations................       5.22%
    U.S. Government Obligations..................................       0.00%
    Foreign Taxes Paid...........................................   $ 56,635
    Foreign Source Income........................................   $333,583


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
44  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 152 RiverSource, Seligman and Threadneedle funds. Under current Board policy, members may serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1/5/99                Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      11/11/07              Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  45

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 11/7/08         former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/7/08         President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
46  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 49                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006;
                                                 former Chief Investment Officer and Managing Director,
                                                 Zurich Scudder Investments
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.221.2450; contacting your financial intermediary; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President             Senior Vice President and General Manager -- Mutual
One Financial Center       since 5/1/10          Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; Managing Director of Columbia
Age 46                                           Management Advisors, LLC, December 2004-April 2010;
                                                 President, Columbia Funds (previously Senior Vice
                                                 President and Chief Financial Officer, June 2008-
                                                 January 2009); President, Atlantic Funds and Nations
                                                 Funds since 2009; Treasurer, Columbia Funds, October
                                                 2003-May 2008; Treasurer, the Liberty Funds, Stein Roe
                                                 Funds and Liberty All-Star Funds, December 2000-
                                                 December 2006; Senior Vice President -- Columbia
                                                 Management Advisors, LLC, April 2003-December 2004;
                                                 President, Columbia Funds, Liberty Funds and Stein Roe
                                                 Funds, February 2004-October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center                                           RiverSource Investments, LLC) since May 2010
Minneapolis, MN 55474                            (previously Chief Administrative Officer, 2009-April
Age 44                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer             Chief Financial Officer, Columbia Management Investment
105 Ameriprise Financial   since 7/10/02         Distributors, Inc. (formerly RiverSource Fund
Center                                           Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 54                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
48  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary             RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      since 12/5/06         President and Lead Chief Counsel -- Asset Management,
Age 50                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC, 2007-
                                                 April 2010; Chief Executive Officer, President and
                                                 Director, Columbia Management Distributors, Inc., 2006-
                                                 April 2010; former Co-President and Senior Managing
                                                 Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007-April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer               Management Investment Advisers, LLC since May 2010;
Boston, MA 02111           since 5/1/10          Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005-April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004-May 2005
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
50  RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.221.2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
           RIVERSOURCE PRECIOUS METALS AND MINING FUND -- 2010 ANNUAL REPORT  51

RIVERSOURCE PRECIOUS METALS AND MINING FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by Columbia Management Investment Distributors,
                                Inc. (formerly known as RiverSource Fund Distributors,
                                Inc.), member FINRA, and managed by Columbia Management
                                Investment Advisers, LLC (formerly known as RiverSource
                                Investments, LLC).
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(RIVERSOURCE INVESTMENTS LOGO)  rights reserved.                                                  S-6142 AG (5/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

     (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Selected Series, Inc. were as follows:

2010 - $21,131    2009 - $20,825

(b) Audit-Related Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered related to the semiannual financial statement review, the 2010 transfer agent 17Ad-13 review and the registrant's 2009 security count pursuant to Rule 17f-2 for RiverSource Selected Series, Inc. were as follows:

2010 - $473    2009 - $875

(c) Tax Fees. The fees for the year ended March 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Selected Series, Inc. were as follows:

2010 - $4,632    2009 - $3,498

(d) All Other Fees. The fees for the year ended March 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Selected Series, Inc. were as follows:

2010 - $0    2009 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended March 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010 - $1,732,091   2009 - $591,693

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

     (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

     (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under
     Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

     (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

     (a)(3) Not applicable.

     (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Selected Series, Inc.


By /s/ J. Kevin Connaughton
   -------------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date June 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   -------------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date June 2, 2010


By /s/ Jeffrey P. Fox
   -------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date June 2, 2010